SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                   FORM 8-K


                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 7, 1998

                               First Cash, Inc.
                               ----------------
           (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


         0-19133                                         75-2237318
         -------                                         ----------
 (Commission File Number)                    (IRS Employer Identification No.)



               690 East Lamar, Suite 400, Arlington, Texas 76011
               -------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (817)460-3947
                                -------------
             (Registrant's telephone number, including area code)







Item 8.  Change in Fiscal Year

     Effective December 7, 1998, First Cash, Inc. (the "Company") changed its fiscal year from July 31 to December 31. The Company will file its transition period report for the period ending December 31, 1998 on Form 10-Q.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 11, 1998                        FIRST CASH, INC.
                                                 --------------------------
                                                 (Registrant)


                                                 /s/ Rick L. Wessel
                                                 ---------------------------
                                                 Rick L. Wessel
                                                 Principal Accounting Officer